NORTHERN FUNDS

Tax-Advantaged Ultra-Short Fixed Income Fund

Summary Prospectus | July 31, 2014	Ticker: NTAUX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.northernfunds.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2014, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return (capital appreciation and income), adjusted for the federal maximum tax rate, to the extent consistent with preservation of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.23%
Other Expenses	0.03%
Transfer Agency Fees	0.02%
Other Operating Expenses	0.01%
Total Annual Fund Operating Expenses	0.26%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.25%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$83	$145	$330

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41.85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal circumstances, invest primarily (and not less than 80% of its net assets) in fixed-income securities. These include:

■	Obligations of state, local and foreign governments;

■	Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

■	Commercial paper and other obligations of domestic and foreign banks and corporations;

■	Zero coupon bonds, debentures, preferred stock and convertible securities;

■	Mortgage and other asset-backed securities; and

■	Repurchase agreements relating to the above instruments.

The Fund invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Fund’s investment adviser). The Fund’s average portfolio quality is expected to be “A” or better. The Fund will focus primarily on U.S. securities, but may invest in fixed-income securities of foreign issuers. The Fund’s investments in foreign securities will consist only of U.S. dollar-denominated securities.

NF SUM TAUS (7/14)	SUMMARY PROSPECTUS	1	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

The Fund is not a money market fund, and its share price will fluctuate.

The Fund seeks to balance investment considerations to achieve a best net after-tax total return for an investor in the maximum federal tax bracket. The tax-advantaged strategies used by the Fund include analyzing after-tax returns of different securities in the fixed-income market and seeking best net after-tax yield and total return opportunities in both taxable and tax-exempt securities. For example, during certain market cycles a two-year corporate security may offer a significantly higher yield to maturity both gross of taxes and net of the highest federal tax rate versus a two-year tax-exempt municipal security. In this situation, the Fund may purchase the corporate security if a clear net of tax yield advantage can be determined over tax-exempt municipal alternatives. The Adviser will seek to capture such net of tax yield advantages on an opportunistic basis within the Fund’s maturity limitations.

The Fund is not limited in the amount of its assets that may be invested in alternative minimum tax (“AMT”) obligations (also known as private activity bonds), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT. For shareholders subject to AMT, a portion of the Fund’s dividends may be subject to federal tax.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between six and eighteen months. Under normal circumstances, the Fund will invest only in securities with a duration of three years or less. The Fund’s investment adviser may adjust the Fund’s holdings based on actual or anticipated changes in interest rates or credit quality, and may shorten the Fund’s duration below six months based on the Fund’s investment adviser’s interest rate outlook or adverse market conditions.

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds, revenue obligation bonds, and other municipal securities, treasury, agency, asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable net after-tax return in light of these risks.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

INFLATION RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	2	SUMMARY PROSPECTUS

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that the Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2014 is 0.38%. For the periods shown in the bar chart above, the highest quarterly return was 0.63% in the first quarter of 2012, and the lowest quarterly return was (0.24)% in the second quarter of 2013.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2013)

	Inception Date	1-Year	Since Inception
Tax-Advantaged Ultra-Short Fixed Income Fund	06/18/09
Return before taxes		0.75%	1.24%
Return after taxes on distributions		0.59%	1.05%
Return after taxes on distributions and sale of Fund shares		0.55%	0.97%
BofA Merrill Lynch 6-12 Month Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)		0.38%	0.62%
BofA Merrill Lynch 1-3 Year US General Obligation Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)		1.07%	1.72%
75% BofA Merrill Lynch 6-12 Month Municipal Securities Index and 25% BofA Merrill Lynch 1-3 Year US General Obligation Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)		0.55%	0.89%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Tax-Advantaged Ultra-Short Fixed Income Fund. Patrick D. Quinn, Vice President of Northern Trust Investments, Inc., and Jason R. Gookin, Second Vice President of Northern Trust Investments, Inc., have been managers of the Fund since May 2009 and January 2013, respectively.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you

SUMMARY PROSPECTUS	3	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

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By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

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By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

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By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

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By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that a portion of its income dividends will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of the exempt-interest dividends paid by the Fund. Tax exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	4	SUMMARY PROSPECTUS